UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2021
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
0.625% Notes due 2021	MCK21A	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 15, 2021, Dr. N. Anthony Coles informed the Company that he will not stand for re-election at the Company’s 2021 Annual Meeting. Dr. Coles has served as a member of the Board since 2014 and currently serves as a member of the Compensation Committee and the Finance Committee. Dr. Coles will continue to serve as a director and in his committee roles until the 2021 Annual Meeting, to be held on July 23, 2021. The Board expressed its appreciation to Dr. Coles for his service to the Company.

Item 7.01	Regulation FD Disclosure.
On April 19, 2021, the Company posted on its website (https://www.mckesson.com/About-McKesson/Newsroom/Press-Releases/ and https://investor.mckesson.com/news/default.aspx) a press release announcing that Dr. Coles informed the Company that he will not stand for re-election at the Company’s 2021 Annual Meeting. A copy of that press release is attached hereto as Exhibit 99.1.
The information contained in this item, including Exhibit 99.1, is furnished to the Commission, but shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release posted by McKesson Corporation on April 19, 2021
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2021

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, Chief Legal Officer
and General Counsel